EXHIBIT 10.4

                           SCHEDULE A TO EXHIBIT 10.3

The following individuals entered into Director Retirement Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Retirement Agreement, dated December 28, 2007, between Jeffrey E. Smith and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.3 to Ohio Valley's Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914).


                                            Date of
Name                                        Director Retirement Agreement
----                                        -----------------------------
Anna P. Barnitz                             December 28, 2007
Steven B. Chapman                           December 28, 2007
Robert E. Daniel                            December 28, 2007
Robert H. Eastman                           December 28, 2007
Harold A. Howe                              December 28, 2007
David W. Thomas                             June 17, 2008
Brent A. Saunders                           October 16, 2007
Roger D. Williams                           October 16, 2007
Lannes C. Williamson                        December 28, 2007
Thomas E. Wiseman                           December 28, 2007